UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2022

authID Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40747	46-2069547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1325 S. Colorado Blvd., Building A, Suite 322, Denver, Colorado 80222

(Address of principal executive offices) (zip code)

516-274-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001 per share	AUID	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2022, pursuant to the authorization and approval provided by the stockholders of authID Inc. (the “Company”) at the Annual Meeting discussed below under Item 5.07, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware to decrease its authorized shares of common stock, $0.0001 par value per share, from 1,000,000,000 shares to 250,000,000 shares (the “Amendment”). A copy of the Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on September 20, 2022 virtually by conference call and live stream. Of the 24,789,418 shares of Common Stock outstanding on July 29, 2022, the record date, 16,906,793 shares were represented at the Annual Meeting, in person or by proxy, constituting a quorum. The proposals considered at the Annual Meeting are described in detail in the Proxy Statement. The proposals described below were voted upon at the Annual Meeting and the number of votes cast with respect to each proposal was as set forth below:

(1)	Elect eight directors until such nominee’s successor is duly elected and qualified, or until the nominee’s earlier death, resignation or removal. The eight directors receiving the highest vote were appointed to the board. The following directors were elected to the board.

	For	Withheld
Thomas L. Thimot	11,897,075	42,317
Phillip L. Kumnick	11,633,679	305,713
Philip R. Broenniman	11,833,054	106,338
Michael A. Gorriz	11,722,356	217,036
Michael L. Koehneman	11,894,575	44,817
Neepa Patel	11,896,840	42,552
Joseph Trelin	11,897,075	42,317
Jacqueline L. White	11,723,117	216,275

(2)	Ratified the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022. This matter was determined based on majority of the votes cast.

For	Against	Abstain
16,902,075	4,651	67

(3)	Approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock from 1,000,000,000 to 250,000,000. This resolution was approved by the holders of the majority of the outstanding shares of common stock entitled to vote thereon

For	Against	Abstain
16,482,580	200,679	223,534

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation dated September 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

authID Inc.

Date: September 21, 2022	By:	/s/ Hang Thi Bich Pham
	Name:	Hang Thi Bich Pham
	Title:	Chief Financial Officer